EXHIBIT 99.2

Equity One, Inc. Supplemental Information Package

June 30, 2007

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
June 30, 2007
(unaudited)

TABLE OF CONTENTS
Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheet	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statements of Operations	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures - Funds Available for Distribution	16

Leasing Data
Tenant Concentration - Top Ten Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration by Year Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-33
Real Estate Acquisitions and Dispositions	34
Real Estate Developments and Redevelopments	35

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	36-38
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	39

EQUITY ONE, INC
ANALYST COVERAGE
As of June 30, 2007

BB&T Capital Markets	Rob Whittemore	(804) 782-8796

Bear Stearns	Ross Smotrich	(212) 272-8046
	Amy L. Young, CFA	(212) 272-3523

BMO Capital Markets	Paul Adornato	(212) 885-4170

Deutsche Bank Securities	Louis W. Taylor	(212) 250-4912
	Christeen Kim	(212) 250-6771

Friedman Billings Ramsey	Paul Morgan	(703) 469-1255
	Ron She	(703) 312-9683

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Nick Vedder	(949) 640-8780

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335
	David Wigginton	(212) 449-2729

Miller Tabak & Co., LLC	Tom Mitchell	(518) 523-3261

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	Ken Avalos	(727) 567-2660

Royal Bank of Canada	Richard Moore	(216) 378-7625
	Hua Wang	(216) 378-7631

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

EQUITY ONE, INC.
DISCLOSURES
As of June 30, 2007

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2006 and Form 10-Q for the period ended June 30, 2007 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
As of June 30, 2007
(in thousands, except per share data)

	For the three months ended		For the six months ended
	Jun 30, 2007	Jun 30, 2006	Jun 30, 2007	Jun 30, 2006
Summary Financial Results
Total revenues*	$65,319	$60,656	$128,852	$127,653
EBITDA	43,028	42,336	89,075	91,599
Property net operating income*	48,607	44,021	94,658	92,720
General & administrative expenses (G&A)* - Adjusted (1) (2)	6,855	6,281	11,620	10,897

Net income	$12,868	$111,347	$32,887	$133,712
Net income per diluted share (3)	0.17	1.49	0.44	1.77

Funds from operations (FFO)	$25,189	$30,763	$54,889	$64,703
FFO per diluted share (4)	0.34	0.41	0.74	0.86

Total dividends paid per share (5)	$0.30	$1.30	$0.60	$1.60

Weighted average diluted shares	74,128	75,071	74,056	75,488

Summary Operating and Financial Ratios
Operating shopping center portfolio occupancy (see pages 24-33)	93.9%	95.0%	93.9%	95.0%
Same-property NOI growth - cash basis (see page 13)	4.6%	3.1%	NA	NA
NOI margin (see page 13)	74.6%	73.1%	74.0%	73.0%
Expense recovery ratio*	91.8%	85.7%	86.3%	84.9%
New and renewal rent spread - cash basis (see page 18)	17.4%	NA (6)	NA	NA (6)
Adjusted G&A expense to total revenues	10.5%	10.4%	9.0%	8.5%
Debt to market capitalization (see page 7)	38.1%	36.9%
EBITDA to interest expense* (see page 14)	2.5	3.2	2.7	3.3
EBITDA to fixed charges* (see page 14)	2.2	2.7	2.3	2.8

Notes

(1)	G&A expense deducting write-offs of pre-acquisition and pre-development costs and management transitions costs.
(2)
QTD & YTD amounts include property accounting and management salary and benefit reclassification of approximately $2.0M and $1.6M for six-month period ended June 30, 2007 and 2006, respectively.  Reclassification amounts were primarily property accounting salary and associated benefits.

(3)	Net Income for the three months ended June 30, 2006 includes gains related to the sale of the company's Texas portfolio of $87.1 million for income-producing properties and $5.3 million in land sales.
(4)
For the three months ended June 30, 2007, gains on land sales included in FFO were $518 ($0.01/sh) compared to $6,937 ($0.09/sh) for the comparable quarter in 2006. For the six months ended June 30, 2007, gains on land sales included in FFO were $1,585 ($0.02/sh) compared to $7,251 ($0.10/sh) for the comparable six month period in 2006.

(5)	Dividend amounts include a $1.00 per share special dividend paid on June 30, 2006. Payout ratios exclude the $1.00 per share special dividend.
(6)	Prior period data not presented in similar manner.
*	The indicated line item includes amounts reported in discontinued operations.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEET
As of June 30, 2007
(in thousands, except per share data)

	Jun 30, 2007	Dec 31, 2006	Dec 31, 2005
Assets
Properties
Income producing	$2,068,895	$1,896,843	$1,661,243
Less: accumulated depreciation	(160,426)	(144,825)	(111,031)
Rental property	1,908,469	1,752,018	1,550,212
Construction in progress and land held for development	77,273	113,340	64,202
Property held for sale	12,649	20,353	282,091
Properties, net	1,998,391	1,885,711	1,896,505

Cash and cash equivalents	-	-	102
Cash held in escrow	142	1,547	-
Accounts and other receivables, net	13,577	18,967	17,600
Securities	78,199	75,102	67,588
Goodwill	13,031	13,092	12,013
Other assets (1)	78,136	75,356	66,073

Total	$2,181,476	$2,069,775	$2,059,881

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$414,242	$391,647	$392,480
Mortgage notes payable related to properties held for sale	-	-	54,445
Unsecured revolving credit facilities	6,000	76,500	93,165
Unsecured senior notes payable	741,370	591,187	465,404
Total debt	1,161,612	1,059,334	1,005,494
Unamortized premium/discount on notes payable	11,147	10,322	15,830
Total notes payable	1,172,759	1,069,656	1,021,324

Accounts payable and other liabilities (1)	81,584	73,452	64,403
Total liabilities	1,254,343	1,143,108	1,085,727

Minority interest	989	989	1,425

Stockholders' equity	926,144	925,678	972,729

Total	$2,181,476	$2,069,775	$2,059,881

(1)	Amounts have been reclassified to conform to the 2007 presentation.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of June 30, 2007
(in thousands, except per share data)

	Jun 30, 2007	Jun 30, 2006	Dec 31, 2006

Closing market price of common stock	$25.55	$20.90	$26.66

Common stock shares (in thousands)
Basic common shares	73,114.228	73,235.641	72,755.717
Diluted common shares
Unvested restricted common shares	615.166	401.834	381.017
Walden Woods units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	169.840	165.612	346.938
Diluted common shares	73,992.890	73,896.743	73,577.328

Equity market capitalization	$1,890,518	$1,544,442	$1,961,572

Total debt (excluding unamortized premium/discount)	$1,161,612	$952,698	$1,059,334
Cash and equivalents (including cash held in escrow)	(142)	(47,884)	(1,547)
Net debt	1,161,470	904,814	1,057,787
Equity market capitalization	1,890,518	1,544,442	1,961,572
Total market capitalization	$3,051,988	$2,449,256	$3,019,359

Net debt to total market capitalization	38.1%	36.9%	35.0%

Gross real estate and securities investments	$2,237,351	$1,961,722	$2,105,641

Net debt to gross real estate and securities investments	51.9%	46.1%	50.2%

EQUITY ONE, INC.
DEBT SUMMARY
As of June 30, 2007
(in thousands, except per share data)

	Jun 30, 2007	Dec 31, 2006	Dec 31, 2005

Fixed rate debt	$1,059,242	$886,647	$816,925
Fixed rate debt - swapped to variable rate	96,370	96,187	95,404
Variable rate debt - unhedged	6,000	76,500	93,165
Total debt*	$1,161,612	$1,059,334	$1,005,494

% Fixed rate debt	91.2%	83.7%	81.2%
% Fixed rate debt - swapped to variable rate	8.3%	9.1%	9.5%
% Variable rate debt - unhedged	0.5%	7.2%	9.3%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	8.8%	16.3%	18.8%

Secured mortgage debt	$414,242	$391,647	$446,925
Unsecured debt**	747,370	667,687	558,569
Total debt*	$1,161,612	$1,059,334	$1,005,494

% Secured mortgage debt	35.7%	37.0%	44.4%
% Unsecured debt	64.3%	63.0%	55.6%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$3,051,988	$3,019,359	$2,757,987

% Secured mortgage debt	13.6%	13.0%	16.2%
% Unsecured debt	24.5%	22.1%	20.3%
Total debt : Total market capitalization	38.1%	35.1%	36.5%

Weighted-average interest rate on secured mortgage debt	7.32%	7.26%	7.19%
Weighted-average interest rate on senior unsecured notes**	5.76%	5.67%	5.20%
Weighted-average interest rate on revolving credit facilities	5.77%	5.63%	4.68%

Weighted-average maturity on mortgage debt	4.8 years	5.4 years	5.2 years
Weighted-average maturity on senior unsecured notes	7.2 years	7.2 years	4.6 years

*	excluding unamortized premium/discount
**	excluding the effect of interest rate swaps

EQUITY ONE, INC.
DEBT MATURITY SCHEDULE
As of June 30, 2007
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior		Percent of
by year	amortization	payments	Credit Facilities (1)	Notes (2)	Total	debt maturing

2007	$38	$2,864	$-	$-	$2,902	0.2%
2008	583	28,474	-	-	29,057	2.5%
2009	1,828	17,926	6,000	200,000	225,754	19.4%
2010	6,534	75,394	-	-	81,928	7.0%
2011	7,109	93,433	-	-	100,542	8.6%
2012	5,900	40,057	-	25,000	70,957	6.1%
2013	5,665	32,646	-	-	38,311	3.3%
2014	4,443	6,509	-	-	10,952	0.9%
2015	13,860	30	-	120,000	133,890	11.5%
2016	2,774	2,601	-	125,000	130,375	11.2%
Thereafter	55,397	10,177	-	275,000	340,574	29.2%
Total	$104,131	$310,111	$6,000	$745,000	$1,165,242	100.0%

(1)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.
(2)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended June 30, 2007
(in thousands, except per share data)

	Three months ended		Percent	Six months ended		Percent
	Jun 30, 2007	Jun 30, 2006	Change	Jun 30, 2007	Jun 30, 2006	Change
REVENUE:
Minimum rent	$49,525	$43,651		$97,424	$85,400
Expense recoveries	14,589	12,769		27,994	24,845
Percentage rent	377	189		1,637	1,463
Property management and leasing services	149	441		986	596
Total revenue	64,640	57,050	13.3%	128,041	112,304	14.0%

COSTS AND EXPENSES:
Property operating	15,515	14,725		32,169	30,025
Management and leasing services	180	486		926	563
Rental property depreciation and amortization	11,990	10,690		23,282	20,536
General and administrative	6,855	6,281		14,620	10,897
Total costs and expenses	34,540	32,182	7.3%	70,997	62,021	14.5%

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST AND DISCONTINUED OPERATIONS	30,100	24,868		57,044	50,283

OTHER INCOME AND EXPENSE:
Investment income	551	1,113		6,758	5,765
Equity in income of unconsolidated joint ventures	-	1,650		-	1,650
Other income	46	39		240	389
Interest expense	(17,223)	(12,945)		(32,980)	(26,917)
Amortization of deferred financing fees	(424)	(373)		(812)	(718)
Gain on sale of real estate	518	5,284		1,585	5,598
Gain on the sale of fixed assets	(283)	-		(283)	-
Loss on extinguishment of debt	-	-		-	(292)
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	13,285	19,636		31,552	35,758
Minority interest	(28)	(122)		(56)	(150)
INCOME FROM CONTINUING OPERATIONS	13,257	19,514	-32.1%	31,496	35,608	-11.5%

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	(389)	(874)		(329)	4,905
Gain on disposal of income-producing properties	-	92,707		1,720	93,199
Income / (loss) from discontinued operations	(389)	91,833		1,391	98,104

NET INCOME (1)	$12,868	$111,347	-88.4%	$32,887	$133,712	-75.4%

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	0.19	0.26		$0.43	$0.48
Discontinued operations	(0.01)	1.24		0.02	1.31
NET INCOME (1)	$0.18	$1.50	-88.3%	$0.45	$1.79	-74.8%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.18	$0.26		$0.42	$0.47
Discontinued operations	(0.01)	1.23		0.02	1.30
NET INCOME (1)	$0.17	$1.49	-88.6%	$0.44	$1.77	-74.9%

Weighted average shares outstanding
Basic	73,101	74,359		73,038	74,753
Diluted	74,128	75,071		74,056	75,488

Notes

(1)	Net Income for the three months ended June 30, 2006 includes gains related to the sale of the company's Texas portfolio of $87.1 million for income-producing properties and $5.1 million in land sales.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended June 30, 2007
(in thousands, except per share data)

	Three months ended			Six months ended
	Jun 30, 2007			Jun 30, 2007
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144
REVENUE:
Minimum rent	$49,525	$56	$49,581	$97,424	$146	$97,570
Expense recoveries	14,589	623	15,212	27,994	665	28,659
Percentage rent	377	-	377	1,637	-	1,637
Property management and leasing services	149	-	149	986	-	986
Total revenue	64,640	679	65,319	128,041	811	128,852

COSTS AND EXPENSES:
Property operating	15,515	1,048	16,563	32,169	1,039	33,208
Management and leasing services	180	-	180	926	-	926
Rental property depreciation and amortization	11,990	20	12,010	23,282	101	23,383
General and administrative	6,855	-	6,855	14,620	-	14,620
Total costs and expenses	34,540	1,068	35,608	70,997	1,140	72,137

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	30,100	(389)	29,711	57,044	(329)	56,715

OTHER INCOME AND EXPENSE:
Investment income	551	-	551	6,758	-	6,758
Equity in income of unconsolidated joint ventures	-	-	-	-	-	-
Other income	46	-	46	240	-	240
Interest expense	(17,223)	-	(17,223)	(32,980)	-	(32,980)
Amortization of deferred financing fees	(424)	-	(424)	(812)	-	(812)
Gain on sale of real estate	518	-	518	1,585	-	1,585
Loss on sale of fixed assets	(283)	-	(283)	(283)	-	(283)
Loss on extinguishment of debt	-	-	-	-	-	-
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	13,285	(389)	12,896	31,552	(329)	31,223
Minority interest	(28)	-	(28)	(56)	-	(56)
INCOME FROM CONTINUING OPERATIONS	13,257	(389)	12,868	31,496	(329)	31,167

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	(389)	389	-	(329)	329	-
Gain on disposal of income-producing properties	-	-	-	1,720	-	1,720
Income / (loss) from discontinued operations	(389)	389	-	1,391	329	1,720

NET INCOME	$12,868	$-	$12,868	$32,887	$-	$32,887

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002.  This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended June 30, 2007
(in thousands, except per share data)

	Three months ended			Six months ended
	Jun 30, 2006			Jun 30, 2006
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144

REVENUE:
Minimum rent	$43,651	$2,490	$46,141	$85,400	$11,031	$96,431
Expense recoveries	12,769	1,115	13,884	24,845	4,301	29,146
Percentage rent	189	1	190	1,463	17	1,480
Property management and leasing services	441	-	441	596	-	596
Total revenue	57,050	3,606	60,656	112,304	15,349	127,653

COSTS AND EXPENSES:
Property operating	14,725	1,469	16,194	30,025	4,312	34,337
Management and leasing services	486	-	486	563	-	563
Rental property depreciation and amortization	10,690	803	11,493	20,536	2,996	23,532
General and administrative	6,281	-	6,281	10,897	-	10,897
Total costs and expenses	32,182	2,272	34,454	62,021	7,308	69,329

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	24,868	1,334	26,202	50,283	8,041	58,324

OTHER INCOME AND EXPENSE:
Investment income	1,113	-	1,113	5,765	-	5,765
Equity in income of unconsolidated joint ventures	1,650	5	1,655	1,650	5	1,655
Other income	39	-	39	389	(86)	303
Interest expense	(12,945)	(232)	(13,177)	(26,917)	(1,064)	(27,981)
Amortization of deferred financing fees	(373)	(3)	(376)	(718)	(13)	(731)
Gain on sale of real estate	5,284	-	5,284	5,598	-	5,598
Loss on extinguishment of debt	-	(1,978)	(1,978)	(292)	(1,978)	(2,270)
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	19,636	(874)	18,762	35,758	4,905	40,663
Minority interest	(122)	-	(122)	(150)	-	(150)
INCOME FROM CONTINUING OPERATIONS	19,514	(874)	18,640	35,608	4,905	40,513

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	(874)	874	-	4,905	(4,905)	-
Gain on disposal of income-producing properties	92,707	-	92,707	93,199	-	93,199
Income / (loss) from discontinued operations	91,833	874	92,707	98,104	(4,905)	93,199

NET INCOME	$111,347	$-	$111,347	$133,712	$-	$133,712

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarter ended June 30, 2007
(in thousands, except per share data)

	Three months ended		Percent	Six months ended		Percent
	Jun 30, 2007	Jun 30, 2006	Change	Jun 30, 2007	Jun 30, 2006	Change

Total net operating income (1)
Total rental revenue	$65,170	$60,215	8.2%	$127,866	$127,057	0.6%
Property operating expenses	16,563	16,194	2.3%	33,208	34,337	(3.3%)
Net operating income	$48,607	$44,021	10.4%	$94,658	$92,720	2.1%

NOI margin (NOI / Total rental revenue) (2)	74.6%	73.1%		74.0%	73.0%

Same-property NOI (3)
Total rental revenue	$53,403	$52,212	2.3%
Property operating expenses	15,005	15,496	(3.2%)
Net operating income	$38,397	$36,716	4.6%

Growth in same property NOI	4.6%

Number of properties included in analysis	150
Same property occupancy	94.0%	93.3%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Prior period data not presented in a similar manner.
(3)	Excludes the effects of straight-line rent, FAS 141 / 142, lease termination fees, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended June 30, 2007
(in thousands, except per share data)

	Three months ended		Six months ended
	Jun 30, 2007	Jun 30, 2006	Jun 30, 2007	Jun 30, 2006

Net income	$12,868	$111,347	32,887	133,712
Rental property depreciation and amortization*	12,010	11,493	23,383	23,532
Other depreciation and amortization	192	178	394	342
Interest expense*	17,223	13,177	32,980	27,981
Amortization of deferred financing fees*	424	376	812	731
Minority interest*	28	122	56	150
Gain on sale of income - producing properties	-	(92,707)	(1,720)	(93,199)
Loss on sale of fixed assets	283	-	283	-
Equity in income of unconsolidated joint ventures	-	(1,650)	-	(1,650)
EBITDA* (1)	$43,028	$42,336	$89,075	$91,599

Interest expense*	$17,223	$13,177	$32,980	$27,981

EBITDA to interest expense*	2.5	3.2	2.7	3.3

Fixed charges
Interest expense*	$17,223	$13,177	$32,980	$27,981
Scheduled principal amortization (2)	2,626	2,325	5,156	5,039
Total fixed charges	$19,849	$15,502	$38,136	$33,020

EBITDA to fixed charges*	2.2	2.7	2.3	2.8

Total market capitalization (see page 7)	$3,051,988	$2,449,256	$3,051,988	$2,449,256

*	The indicated line item includes amounts reported in discontinued operations.
(1)	For the three months ended June 30, 2007, gains on land sales included in EBITDA were $518 ($0.01/sh) compared to $6,934 ($0.09/sh) for the comparable quarter in 2006.
For the six months ended June 30, 2007, gains on land sales included in EBITDA were $1,585 ($0.02/sh) compared to $7,248 ($0.10/sh) for the comparable six month period in 2006.
(2)	Excludes balloon payments upon maturity.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended June 30, 2007
(in thousands, except per share data)

	Three months ended		Six months ended
	Jun 30, 2007	Jun 30, 2006	Jun 30, 2007	Jun 30, 2006

Net income	$12,868	$111,347	$32,887	$133,712
Adjustments:
Rental property depriciation and amoritization, including discontinued operations	12,010	11,493	23,383	23,532
Loss on disposal of fixed assets	283	-	283	-
Gain on disposal of income - producing properties	-	(92,707)	(1,720)	(93,199)
Pro rata share of real estate depreciation from unconsolidated joint venture	-	508	-	508
Minority interest	28	122	56	150
Funds from operations (1)	$25,189	$30,763	$54,889	$64,703
Change	-18.1%		-15.2%

Earnings per diluted share*	$0.17	$1.49	$0.44	$1.77
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.17	0.15	0.32	0.31
Loss on disposal of fixed assets	0.00	-	0.00	(1.23)
Gain on disposal of income - producing properties	-	(1.24)	(0.02)	-
Pro rata share of real estate depreciation from unconsolidated joint venture	-	0.01	-	0.01
Funds from operations per diluted share (1)	$0.34	$0.41	$0.74	$0.86
Change	-17.1%		-13.5%

Weighted average diluted shares	74,128	75,071	74,056	75,488

Notes

(1)	For the three months ended June 30, 2007, gains on land sales included in FFO were $518 ($0.01/sh) compared to $6,934 ($0.09/sh) for the comparable quarter in 2006.
For the six months ended June 30, 2007, gains on land sales included in FFO were $1,585 ($0.02/sh) compared to $7,248 ($0.10/sh) for the comparable six month period in 2006.

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES - FUNDS AVAILABLE FOR DISTRIBUTION
For the quarter ended June 30, 2007
(in thousands, except per share data)

	Three months ended		Six months ended
	Jun 30, 2007	Jun 30, 2006	Jun 30, 2007	Jun 30, 2006

Funds from operations	$25,189	$30,763	$54,889	$64,703
Adjust for certain non-cash items:
Amortization of deferred financing fees	424	376	812	731
Amortization of above/below market rent intangibles	(1,403)	(773)	(2,337)	(1,296)
Amortization of restricted stock and stock option expense	1,317	1,382	3,726	2,769
Straight line rents	(687)	(716)	(1,142)	(1,337)
Capitalized interest	(693)	(1,600)	(1,809)	(2,676)
Amortization of debt premium/discount	(541)	(193)	(997)	(3,079)
Pro rate share of unconsolidated joint venture expense	-	(65)	-	(65)
Total non-cash items	(1,583)	(1,589)	(1,747)	(4,953)

Adjust for recurring capital expenditures:
Tenant improvements	(1,147)	(1,127)	(1,971)	(1,838)
Leasing commissions and costs	(579)	(787)	(1,862)	(1,864)
Other capital expenditures	(184)	(368)	(688)	(794)
Pro rate share of unconsolidated joint venture expenditures	-	(14)	-	(14)
Total recurring capital expenditures	(1,910)	(2,296)	(4,521)	(4,510)

Funds available for distribution before debt payments	$21,696	$26,878	$48,621	$55,240

Funds available for distribution per diluted share	$0.29	$0.36	$0.66	$0.73
Decrease	-18.3%		-10.3%

Cash dividends (1)	$22,136	$95,850	$44,281	$118,603

Weighted average diluted shares	74,128	75,071	74,056	75,488

(1)	Dividend amounts include a $1.00 per share special dividend paid on June 30, 2006.

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2007

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	55	2,455,772	13.6%	$19,256,956	10.2%	$7.84
Supervalu	7	458,273	2.5%	8,302,236	4.4%	18.12
Kroger	15	809,689	4.5%	6,485,754	3.4%	8.01
Winn Dixie	15	672,537	3.7%	4,201,169	2.2%	6.25
Bed Bath & Beyond	10	321,490	1.8%	3,620,831	1.9%	11.26
TJ Maxx Companies	10	310,658	1.7%	2,556,245	1.4%	8.23
Blockbuster	25	140,924	0.8%	2,392,508	1.3%	16.98
Office Depot, Inc	7	190,206	1.1%	2,063,627	1.1%	10.85
CVS Pharmacy	16	171,404	0.9%	2,346,686	1.2%	13.69
Kmart Corporation	5	439,558	2.4%	1,939,705	0.9%	4.41

Sub-total top ten tenants	165	5,970,511	33.0%	53,165,717	28.2%	$8.90

Remaining tenants	2,831	10,997,742	60.8%	135,267,462	71.8%	12.30

Sub-total all tenants	2,996	16,968,253	93.9%	188,433,179	100.0%	$11.24

Vacant	348	1,110,909	6.1%	NA	NA	NA

Total including vacant	3,344	18,079,162	100.0%	$188,433,179	100.0%	NA

Note:  Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended June 30, 2007

Category	Total Leases	Sq. Ft.	Prior Cash Rent	New Cash Rent	Cash Rent Spread	Prior GAAP Rent	New GAAP Rent	GAAP Rent Spread	Tenant Improvements	TIs Per Sq. Ft.
New Leases (1)	47	181,449	$7.28	$8.58	17.9%	$7.26	$9.12	25.6%	$309,243	$1.70
Renewals	80	186,631	13.07	15.31	17.1%	12.50	16.08	28.6%	55,055	0.29
Total New & Renewals	127	368,080	$10.13	$11.89	17.4%	$9.82	$12.52	27.5%	$364,298	$0.99

Renewals (Excl. Options)	69	122,218	$15.08	$18.29	21.3%	$14.43	$19.21	33.1%	$55,055	$0.45
Total New & Renewals (Excl. Options)	116	303,667	$10.42	$12.49	19.9%	$10.15	$13.18	29.9%	$364,299	$1.20

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2007

ALL TENANTS

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	107	196,069	1.1%	$2,970,391	1.5%	$15.15
2007	357	998,700	5.5%	12,212,210	6.2%	12.23
2008	593	1,685,770	9.3%	22,901,450	11.7%	13.59
2009	602	2,191,941	12.1%	26,174,858	13.4%	11.94
2010	496	2,012,518	11.1%	23,398,626	12.0%	11.63
2011	373	2,124,065	11.7%	24,276,380	12.4%	11.43
2012	188	1,497,733	8.3%	15,095,480	7.7%	10.08
2013	41	770,170	4.3%	7,542,284	3.9%	9.79
2014	39	772,667	4.3%	6,400,233	3.3%	8.28
2015	32	435,332	2.4%	4,619,881	2.4%	10.61
2016	36	965,852	5.3%	14,044,243	7.2%	14.54
Thereafter	132	3,317,436	18.5%	36,109,825	18.3%	10.88

Sub-total / average	2,996	16,968,253	93.9%	195,745,861	100.0%	$11.54

Vacant	348	1,110,909	6.1%	NA	NA	NA

Total / average	3,344	18,079,162	100.0%	$195,745,861	100.0%	NA

Note:  Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2007

ANCHOR TENANTS (SF>= 10,000)

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	1	22,050	0.2%	$283,213	0.3%	$12.84
2007	12	300,574	2.6%	2,162,636	2.3%	7.20
2008	22	518,123	4.5%	3,593,102	3.9%	6.93
2009	36	990,014	8.6%	6,456,126	7.0%	6.52
2010	39	1,013,438	8.8%	6,213,524	6.7%	6.13
2011	43	1,324,384	11.5%	9,184,579	10.0%	6.93
2012	32	1,114,026	9.7%	7,594,762	8.2%	6.82
2013	15	637,187	5.6%	5,495,425	5.9%	8.62
2014	16	693,616	6.0%	4,788,277	5.2%	6.90
2015	12	368,938	3.2%	3,110,511	3.4%	8.43
2016	18	900,695	7.8%	12,623,659	13.7%	14.02
Thereafter	73	3,011,958	26.4%	30,934,986	33.5%	10.27

Sub-total / average	319	10,895,003	94.9%	92,440,800	100.0%	$8.48

Vacant	21	582,451	5.1%	NA	NA	NA

Total / average	340	11,477,454	100.0%	$92,440,800	100.0%	NA

Note:  Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2007

SHOP TENANTS (SF < 10,000)

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	106	174,019	2.6%	$2,687,178	2.6%	$15.44
2007	345	698,126	10.6%	10,049,574	9.7%	14.40
2008	571	1,167,647	17.7%	19,308,348	18.7%	16.54
2009	566	1,201,927	18.2%	19,718,732	19.1%	16.41
2010	457	999,080	15.1%	17,185,102	16.6%	17.20
2011	330	799,681	12.0%	15,091,801	14.6%	18.87
2012	156	383,707	5.8%	7,500,718	7.2%	19.55
2013	26	132,983	2.0%	2,046,859	2.0%	15.39
2014	23	79,051	1.2%	1,611,956	1.6%	20.39
2015	20	66,394	1.0%	1,509,370	1.5%	22.73
2016	18	65,157	0.9%	1,420,584	1.4%	21.80
Thereafter	59	305,478	4.9%	5,174,839	5.0%	16.94

Sub-total / average	2,677	6,073,250	92.0%	103,305,061	100.0%	$17.01

Vacant	327	528,458	8.0%	NA	NA	NA

Total / average	3,004	6,601,708	100.0%	$103,305,061	100.0%	NA

Note:  Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of June 30, 2007

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of June 30, 2007

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	12	1,840,441	$23,941,847	12.7%
Miami Dade County, FL	15	1,637,271	21,456,064	11.4%
Palm Beach County, FL	11	1,183,237	14,909,136	7.9%
South Florida	38	4,660,949	60,307,047	32.0%
Atlanta, GA	20	2,328,539	26,889,764	14.3%
Orlando, FL	10	1,128,994	13,034,315	6.9%
Tampa- St. Petersburg, FL	13	1,173,986	11,083,042	5.9%
Naples/Cape Coral/Venice, FL	8	903,723	9,181,513	4.9%
Jacksonville, FL	8	926,738	9,032,699	4.8%
Boston, MA	6	401,454	8,649,746	4.6%
Florida Treasure/Northeast Coast	8	711,278	7,487,341	4.0%
Columbia, SC	2	414,466	4,484,750	2.4%
Lafayette, LA	5	714,691	3,692,759	2.0%
New Orleans, LA	4	458,125	3,461,062	1.8%
Baton Rouge, LA	3	349,146	2,898,317	1.5%
Raleigh Durham, NC	3	335,084	2,854,564	1.5%
Florida Panhandle	4	355,994	2,328,044	1.2%
Greenville, SC	2	166,832	2,190,682	1.2%
Hilton Head-Beaufort, SC	1	166,639	2,082,295	1.1%
Hartford, CT	1	210,588	2,102,402	1.1%
Other	28	2,671,936	16,672,837	8.8%

Total	164	18,079,162	$188,433,179	100.0%

Note:  Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

ALABAMA (3)
Madison Centre	Madison	1997	64,837	95.7%	11	2	37,912	Publix	06/01/17	Rite Aid	$ 9.58

West Gate Plaza	Mobile	1974 / 1985	64,378	98.1%	7	2	44,000	Winn-Dixie	07/19/15	Rite Aid	7.33

Winchester Plaza	Huntsville	2006	78,544	88.6%	14	6	45,600	Publix	08/31/26		11.90

TOTAL SHOPPING CENTERS ALABAMA (3)			207,759	93.7%	32	10	127,512				$ 9.68

CONNECTICUT (1)

Brookside Plaza	Enfield	1985 / 2006	210,588	88.9%	24	4	59,648	Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples / Old Country Buffet	$ 11.22

TOTAL SHOPPING CENTERS CONNECTICUT (1)			210,588	88.9%	24	4	59,648				$ 11.22

FLORIDA (89)

Orlando / Central Florida (10)

Alafaya Commons	Orlando	1987	126,333	100.0%	30	-	54,230	Publix	11/30/07		$ 13.53

Alafaya Village	Orlando	1986	39,477	75.7%	13	2		Super Saver	(Shadow - dark)		17.05

Conway Crossing	Orlando	2002	76,321	96.3%	16	2	44,271	Publix	04/30/22		11.99

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		11.74

Hunter's Creek	Orlando	1998	68,204	95.6%	8	2				Office Depot / Lifestyle Family Fitness	13.04

Kirkman Shoppes	Orlando	1973	88,820	91.9%	29	2				Party America	17.42

Lake Mary Centre	Orlando	1988 / 2001	342,384	96.8%	66	19	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Trademark Cinemas	11.76

Park Promenade	Orlando	1987 / 2000	128,848	96.3%	24	2				Beauty Depot / Orange County Library	7.85

Town & Country	Kissimmee	1993	72,043	100.0%	14	-	52,883	Albertsons*	10/31/18		8.71
								(Ross / DD's Discount)

Unigold Shopping Center	Winter Park	1987	117,527	100.0%	25	-	52,500	Winn-Dixie	04/30/12	Lifestyle Family Fitness	11.50

Jacksonville / North Florida (12)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	94.6%	23	2	39,795	Publix	10/31/08	JoAnn Fabric & Crafts	11.17

Beauclerc Village	Jacksonville	1962 / 1988	70,429	84.7%	9	2				Big Lots / Goodwill / Bealls Outlet	8.16

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Commonwealth	Jacksonville	1984 / 1998	81,467	98.4%	15	1	48,997	Winn-Dixie / Save Rite	02/28/18		8.43

Forest Village	Tallahassee	2000	71,526	85.0%	12	4	37,866	Publix	04/30/20		10.22

Ft. Caroline	Jacksonville	1985 / 1995	74,546	96.2%	11	2	45,500	Winn-Dixie	05/31/15	Citi Trends	7.43

Medical & Merchants	Jacksonville	1993	156,153	97.0%	15	3	55,999	Publix	02/10/13	Memorial Hospital	12.74

Middle Beach	Panama City Beach	1994	69,277	100.0%	9	-	56,077	Publix	09/30/14		9.72

Monument Point	Jacksonville	1985 / 1997	75,128	94.4%	11	1	46,772	Winn-Dixie	03/27/10	CVS Pharmacy	6.74

Oak Hill	Jacksonville	1985 / 1997	78,492	96.5%	18	1	39,795	Publix	03/11/10	Beall's	7.31

Parkmore Plaza	Milton	1986	159,093	99.4%	12	1				Bealls / Big Lots	4.90

Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	-	42,848	FoodWorld	12/31/09		4.61

South Beach	Jacksonville Beach	1990 / 1991	289,964	96.7%	46	4				Beall's / Bed/ Bath & Beyond / Home Depot / Stein Mart	11.81

Miami-Dade / Broward / Palm Beach (38)

Bird Ludlum	Miami	1988 / 1998	192,282	97.7%	41	2	44,400	Winn-Dixie	12/31/07	CVS Pharmacy / Bird executive / Goodwill	15.74

Boca Village	Boca Raton	1978	93,428	94.8%	19	2	36,000	Publix	03/31/12	CVS Pharmacy	15.58

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	99.0%	28	1	37,664	Publix	08/31/08	CVS Pharmacy	11.90

Bluffs Square	Jupiter	1986	132,395	89.8%	44	3	39,795	Publix	10/22/11	Walgreens	13.60

Concord Shopping Plaza	Miami	1962 / 1992 / 1993	298,986	100.0%	24	-	119,343	Winn Dixie	09/30/09	Home Depot / Big Lots	9.88

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	98.7%	16	1				Office Depot / ABC Fine Wine and Spirits	19.59

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	98.4%	44	2	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.31

Crossroads Square	Pembroke Pines	1973	92,257	82.2%	23	4				CVS Pharmacy	15.36

CVS Plaza	Miami	2004	29,204	100.0%	8	-				CVS Pharmacy	16.73

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	20.00

Homestead Gas Station	Homestead	1959	2,136	100.0%	1	-					22.41

Greenwood	Palm Springs	1982 / 1994	132,325	100.0%	36	-	50,032	Publix	12/05/14	Bealls Outlet	12.45

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Jonathan's Landing	Jupiter	1997	26,820	79.5%	11	1					20.44

Lago Mar	Miami	1995	82,613	93.9%	19	1	42,323	Publix	09/13/15		13.37

Lantana Village	Lantana	1976 / 1999	181,780	99.6%	25	1	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.39

Meadows	Miami	1997	75,524	100.0%	20	-	47,955	Publix	07/09/17		13.21

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	212,074	92.7%	28	2	44,400	Publix	11/30/20	Stein Mart / TJ Maxx / Home Goods / CVS / Basset Furniture / Duffy's	14.73

Oaktree Plaza	North Palm Beach	1985	24,145	78.5%	16	3					14.21

Pine Island	Davie	1983 / 1999	254,907	99.3%	44	1	39,943	Publix	11/30/13	Home Depot Expo/ Staples	11.62

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	99.1%	34	1	17,441	Fresh Market	06/30/09	Bed Bath & Beyond / Nordic Interiors	14.41

Plaza Alegre	Miami	2003	91,611	100.0%	21	-	44,271	Publix	03/14/23	Goodwill	15.31

Point Royale	Miami	1970 / 2000	216,760	95.4%	25	1	45,350	Winn-Dixie	02/18/11	Best Buy	6.81

Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	-				Office Depot / CVS / Bed Bath & Beyond / Carmine's / TJ Maxx	17.58

Ridge Plaza	Davie	1984 / 1999	155,204	91.8%	26	3				AMC Theater / Kabooms / Wachovia* (United Collection) / Round Up	10.24

Riverside Square	Coral Springs	1987	107,941	90.3%	31	4	39,795	Publix	02/18/12		13.40

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	97.0%	28	1	36,464	Publix	12/15/09	Walgreens	11.71

Sheridan	Hollywood	1973 / 1991	455,843	98.4%	64	2	65,537	Publix	10/09/11	CVS / Ross / Bed Bath & Beyond / Office Depot / Sheridan Plaza LA Fitness / USA Baby & Child Space	14.52

Shoppes of Andros Isles	West Palm Beach	2000	79,420	94.7%	15	2	51,420	Publix	02/29/20		12.81

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	-	51,420	Publix	04/30/19		13.12

Shoppes at Quail Roost	Miami	2005	73,550	98.2%	19	1	44,840	Publix	06/30/25		15.49

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	100.0%	40	-	47,813	Publix	06/14/15		17.35

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	284,943	99.6%	49	1	51,420	Publix	07/31/19	TJMaxx / L.A. Fitness / Goodwill	16.29

Shoppes of Sunset	Miami	1979	21,704	100.0%	17	-					16.28

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Tamarac Town Square	Tamarac	1987	127,635	94.9%	36	4	37,764	Publix	12/15/14	Dollar Tree	11.12

Waterstone	Homestead	2005	82,531	100.0%	13	-	45,600	Publix	07/31/25	Walgreens	15.12

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	10/31/16	Navarro Pharmacy	11.66

Westport Plaza	Davie	2002	49,980	93.9%	7	1	27,887	Publix	11/30/22		16.23

Young Circle	Hollywood	1962 / 1997	65,834	96.7%	8	2	23,124	Publix	11/30/16	Walgreens	15.80

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	100.0%	18	-	59,448	Albertsons	04/30/25		9.71

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Walgreens* (Bealls Outlet) / Bealls Home Outlet	10.60

Old King Commons	Palm Coast	1988	84,759	100.0%	19	-				Wal-Mart	8.62

Ryanwood	Vero Beach	1987	114,925	97.7%	30	2	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	10.52

Salerno Village	Stuart	1987	82,477	100.0%	20	-	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.79

Shops at St. Lucie	Port St. Lucie	2006	19,361	100.0%	12	-					21.96

South Point Center	Vero Beach	2003	64,790	94.1%	13	3	44,840	Publix	11/30/23		15.68

Treasure Coast	Vero Beach	1983	133,781	97.5%	22	2	59,450	Publix	07/31/26	TJ Maxx	8.81

Tampa / St. Petersburg / Venice / Cape Coral / Naples (21)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	96.6%	21	3	52,610	Publix	11/30/21	Bealls Outlet	10.10

Carrollwood	Tampa	1970 / 2002	94,203	81.1%	30	5	27,887	Publix	11/30/22		13.12

Charlotte Square	Port Charlotte	1980	96,188	97.3%	22	2				American Signature Furniture / Seafood Buffet	8.40

Chelsea Place	New Port Richey	1992	81,144	100.0%	18	-	48,890	Publix	05/27/12		11.64

Dolphin Village	St. Pete Beach	1967 / 1990	138,129	87.9%	36	11	33,238	Publix	11/07/13	Dollar Tree / CVS	10.98

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.02

Lutz Lake	Lutz	2002	64,985	97.7%	14	1	44,270	Publix	05/31/22		13.99

Marco Town Center	Marco Island	2001	109,830	97.5%	39	3	27,887	Publix	01/31/18		17.16

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Mariners Crossing	Spring Hill	1989 / 1999	91,608	100.0%	15	-	48,315	Kash n' Karry	08/15/20		9.28

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	-	60,667	Publix	10/31/22		12.00

Pavilion	Naples	1982	167,745	95.8%	38	3	50,795	Publix	02/28/13	Pavilion 6 Theatre	14.96

Regency Crossing	Port Richey	1986 / 2001	85,864	86.2%	16	9	44,270	Publix	02/28/21		10.46

Ross Plaza	Tampa	1984 / 1996	89,859	75.6%	15	5				Ross Dress for Less	11.61

Seven Hills	Spring Hill	1991	72,590	95.6%	16	1	48,890	Publix	09/25/11		10.79

Shoppes of North Port	North Port	1991	84,705	100.0%	21	-	48,890	Publix	12/11/11	Bealls Outlet	10.42

Skipper Palms	Tampa	1984	86,355	93.6%	15	2	53,440	Winn-Dixie	05/31/16		9.67

Summerlin Square	Fort Myers	1986 / 1998	109,156	86.8%	18	11	45,500	Winn-Dixie	06/04/11	Lee County Sheriff's Office	10.86

Sunpoint Shopping Center	Ruskin	1984	132,374	69.0%	21	3				Beall's / Goodwill / Ozzie's Buffet	9.80

Venice Plaza	Venice	1971 / 1979 / 1999	148,779	89.0%	14	1	42,582	Sweet Bay	09/30/18	TJ Maxx / Home Goods / Blockbuster	5.81

Venice Shopping Center	Venice	1968 / 2000	111,934	94.0%	12	3	44,271	Publix	12/31/26	Beall's Outlet	5.39

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	89.7%	13	1				Dollar Tree / Aaron Rents	7.20

TOTAL SHOPPING CENTERS FLORIDA (89)			9,861,662	95.7%	1,937	168	3,049,813				$ 11.91

GEORGIA (25)

Atlanta (22)

BridgeMill	Canton	2000	89,102	97.3%	28	2	37,888	Publix	01/31/20		$ 15.26

Buckhead Station	Atlanta	1996	233,930	87.3%	15	4				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW	19.41

Butler Creek	Acworth	1990	95,597	98.5%	19	1	59,997	Kroger	06/30/18		11.14

Chastain Square	Atlanta	1981 / 2001	91,637	98.9%	26	1	37,366	Publix	05/31/24		16.62

Commerce Crossing	Commerce	1988	100,668	59.5%	7	4	32,000	Ingles	09/26/09	Fred's Store	4.69

Douglas Commons	Douglasville	1988	97,027	96.5%	15	2	59,431	Kroger	08/31/13		9.88

Fairview Oaks	Ellenwood	1997	77,052	97.2%	13	1	54,498	Kroger	09/30/16		11.11

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Grassland Crossing	Alpharetta	1996	90,906	98.6%	13	1	70,086	Kroger	06/30/16		11.50

Hairston Center	Decatur	2000	13,000	46.2%	4	5					14.77

Hamilton Ridge	Buford	2002	89,496	85.7%	15	5	54,166	Kroger	11/30/22		12.50

Mableton Crossing	Mableton	1997	86,819	96.7%	15	2	63,419	Kroger	08/31/17		10.14

Macland Pointe	Marietta	1992-93	79,699	98.5%	16	1	55,999	Publix	12/29/12		9.86

Market Place	Norcross	1976	77,706	82.2%	18	4				Peachtree Cinema	11.63

Paulding Commons	Dallas	1991	192,391	97.1%	27	3	49,700	Kroger	02/28/11	Kmart	8.01

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	-	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	16.29

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	94.3%	22	2				Micro Center	10.38

Presidential Markets	Snellville	1993 / 2000	396,408	95.5%	32	4	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot	10.94

Shops of Huntcrest	Lawrenceville	2003	97,040	98.5%	25	1	54,340	Publix	01/31/23		13.94

Shops of Westridge	McDonough	2006	66,297	83.1%	11	8	38,997	Publix	04/30/26		13.56

Wesley Chapel	Decatur	1989	170,792	90.0%	16	10	32,000	Ingles*	09/25/09	Amazing Adventures / CVS Pharmacy	6.35

West Towne Square	Rome	1988	89,596	83.0%	12	6				Big Lots	5.45

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	95.5%	25	2					19.13

Central / South Georgia (4)

Colony Square	Fitzgerald	1987	50,000	92.8%	4	2	32,200	Food Lion*	12/31/07		5.83

Daniel Village	Augusta	1956 / 1997	171,932	93.5%	35	4	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	8.45

McAlpin Square	Savannah	1979	176,807	87.1%	23	3	43,600	Kroger	08/31/15	Big Lots / US Post Office	7.65

Spalding Village	Griffin	1989	235,318	68.2%	22	6	59,431	Kroger	05/31/14	JC Penney* / Blockbuster / Fred's Store	7.86

Walton Plaza	Augusta	1990	43,460	88.3%	6	2	32,960	Harris Teeter* (Omni Fitness)	04/01/11		9.88

TOTAL SHOPPING CENTERS GEORGIA (25)			2,917,542	92.0%	464	78	933,324				$ 11.10

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

LOUISIANA (14)

Ambassador Row	Lafayette	1980 / 1991	193,978	84.1%	24	2				Conn's Appliances / Big Lots / Chuck E Cheese / Goody's	$ 9.77

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	93.6%	21	2				Bed Bath & Beyond / Marshall's / Hancock Fabrics / United Training Academy / Tuesday Morning	9.94

Bluebonnet Village	Baton Rouge	1983	101,623	82.2%	21	3	33,387	Matherne's	11/30/10		10.11

Boulevard	Lafayette	1976 / 1994	68,012	98.4%	13	1				Piccadilly / Harbor Freight Tools / Golfballs.com	7.43

Country Club Plaza	Slidell	1982 / 1994	64,686	100.0%	10	-	33,387	Winn-Dixie	01/31/08		6.21

Crossing	Slidell	1988 / 1993	114,806	91.5%	11	5	58,432	Save A Center	09/29/09	A-1 Home Appliance / Piccadilly	5.39

Elmwood Oaks	Harahan	1989	133,995	96.5%	10	1				Academy Sports / Dollar Tree / Home Décor	9.62

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-				Grand Marche	NA

Plaza Acadienne	Eunice	1980	105,419	49.0%	4	4	28,092	Super 1 Store	06/30/10	Fred's	4.02

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	100.0%	9	-				Burke's Outlet / Harbor Freight Tools / Fred's Store	7.05

Siegen Village	Baton Rouge	1988	170,416	100.0%	20	-				Office Depot / Big Lots / Dollar Tree / Stage / Party City	8.86

Tarpon Heights	Galliano	1982	56,605	96.5%	8	1				Stage / Dollar General	4.96

Village at Northshore	Slidell	1988	144,638	100.0%	14	-				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	8.64

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	-				Wal-Mart*	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,632,790	92.1%	167	19	153,298				$ 8.02

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$ 26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/16		21.00

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Webster Plaza	Webster	1963 / 1998	201,425	97.0%	13	2	56,766	Shaw's	02/28/23	K Mart / Family Dollar / Dollar Tree	7.88

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	100.0%	12	-	54,928	Shaw's	01/02/16		23.68

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,879	99.0%	31	2	434,532				$ 17.07

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$ 6.81

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$ 6.81

NORTH CAROLINA (10)

Centre Pointe Plaza	Smithfield	1989	163,642	94.8%	21	3				Belk's / Goody's / Dollar Tree / Aaron Rents	$ 6.34

Galleria	Wrightsville Beach	1986 / 1990	92,114	93.5%	32	4	28,000	Harris Teeter*	04/05/11		10.12

Parkwest Crossing	Durham	1990	85,602	100.0%	17	-	38,052	Food Lion	12/14/10		10.44

Plaza North	Hendersonville	1986	47,240	84.8%	7	3				Fred's	6.50
											.
Providence Square	Charlotte	1973	85,930	34.4%	14	11					9.50

Riverview Shopping Center	Durham	1973 / 1995	128,498	93.1%	12	4	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.67

Salisbury Marketplace	Salisbury	1987	79,732	91.6%	17	3	31,762	Food Lion	02/11/23		10.50

Shelby Plaza	Shelby	1972	103,200	98.1%	8	1				Big Lots / Aaron Rents / Burke's Outlet / Tractor Supply Company	4.15

Thomasville Commons	Thomasville	1991	148,754	95.2%	10	3	32,000	Ingles	09/29/12	Kmart	5.71

Willowdaile Shopping Center	Durham	1986	120,984	83.1%	18	8	53,368	Harris Teeter	05/14/09	Hall of Fitness	10.37

TOTAL SHOPPING CENTERS NORTH CAROLINA (10)			1,055,696	88.3%	156	40	236,720				$ 7.77

SOUTH CAROLINA (9)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	95.3%	30	4	55,696	Kroger	10/31/19	Steinmart	$ 13.11

Lancaster Plaza	Lancaster	1971 / 1990	77,400	32.6%	2	2	19,200	Bi-Lo	09/30/10		3.62

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.07

Milestone Plaza	Greenville	1995	98,777	98.0%	11	1	61,695	Bi-Lo	03/31/30		15.26

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

North Village Center	North Myrtle Beach	1984	60,356	100.0%	13	-	24,806	Bi-Lo	05/31/09	Dollar General / Gold's Gym	8.94

Sparkleberry Square	Columbia	1997 / 2004	339,051	99.9%	26	1	67,943	Kroger	08/31/17	Ross Dress for Less / Circuit City / Bed Bath & Beyond / Petsmart / Pier One / Kohl's	11.30

Spring Valley	Columbia	1978 / 1997	75,415	95.2%	15	3	45,070	Bi-Lo	12/31/17		9.16

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	-				Rose's Store / Family Dollar Store	6.18

Woodruff	Greenville	1995	68,055	100.0%	10	-	47,955	Publix	08/06/15		10.49

TOTAL SHOPPING CENTERS SOUTH CAROLINA (9)			983,205	93.3%	114	11	322,365				$ 10.76

TENNESSEE (1)

Smyrna Village	Smyrna	1992	83,334	100.0%	12	-	59,214	Kroger	02/29/12		$ 8.42

TOTAL SHOPPING CENTERS TENNESSEE (1)			83,334	100.0%	12	-	59,214				$ 8.42

TEXAS (1)

Rosemeade	Carrollton	1986	51,231	76.9%	11	6				Russian Banya Family	$ 7.51

TOTAL SHOPPING CENTERS TEXAS (1)			51,231	76.9%	11	6	-				$ 7.51

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	97.8%	12	2	32,000	Ingles	09/25/10	Wal-Mart	$ 5.85

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	97.8%	12	2	32,000				$ 5.85

TOTAL CORE SHOPPING CENTER PORTFOLIO (164)			18,079,162	93.9%	2,996	348	5,500,817				$ 11.24

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2007

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	1	8

Banco Popular Office Building	Miami, FL	1971	32,737	100.0%	21	-

Commonwealth II	Jacksonville, FL	1984	-	0.0%	-	-

Laurel Walk Apartments	Charlotte, NC	1985	106,480	93.6%	92	6

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	88.0%	475	65

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

TOTAL OTHER PROPERTIES (6)			383,230	65.7%	589	80

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (170)			18,462,392	93.3%	3,585	428

DEVELOPMENTS, REDEVELOPMENTS & LAND (10)

Developments (3)	Various - See Schedule on Page 34

Redevelopments (4)	Various - See Schedule on Page 34. Count excludes outparcel project at Mariners Crossing.

Land Held for Development (3)	Various

GRAND TOTAL - 180 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of June 30, 2007
(in thousands, except square foot data)

2007 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet	Purchase Price
January 9, 2007	Concord Shopping Plaza	Miami	FL	298,986	$48,433
February 7, 2007	Shelby Plaza Land	Shelby	NC	NA	505
February 15, 2007	Alafaya Commons Outparcel	Orlando	FL	NA	2,146
March 9, 2007	Buckhead Station	Atlanta	GA	233,930	68,000
June 13, 2007	Shoppes of Sunset	Miami	FL	21,704	5,000
June 21, 2007	Medical & Merchants - Crown Bank Outparcel	Jacksonville	FL	3,392	1,333
Total					$125,417

2007 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price	Gain on Sale
January 11, 2007	Pinhook Plaza Office Building	Lafayette	LA	4,406	$350	$266
March 14, 2007	Eustis Square Shopping Center	Eustis	FL	126,791	7,100	1,454
Sale of income producing property					$7,450	$1,720

March 22, 2007	Venice Plaza Outparcel	Venice	FL	N/A	$1,500	$1,028
June 13, 2007	Shops at Hampton Oaks Outparcel	Atlanta	GA	N/A	1,300	303
June 29, 2007	Winchester Plaza Outparcel	Huntsville	AL	N/A	550	254
Sale of real estate					$3,350	$1,585

Total - income producing and real estate					$10,800	$3,305

Properties Held for Sale as of June 30, 2007
Property Name	City	State
4101 South I-85 Industrial	Charlotte	NC
Lancaster Plaza	Lancaster	SC
Shops of Hampton Oaks Outparcel (1)	Atlanta	GA
Sunlake Land Parcel (1)	Tampa	FL
Winchester Plaza Outparcel (1)	Huntsville	AL

Notes

(1)	A portion of this property is held for sale.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of June 30, 2007
(in thousands, except square footage data)

Project	Location	Project GLA*	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 06/30/07	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks	South Fulton, GA (Atlanta)	21,000	CVS (not owned)	3Q08	8,439	4,704	2,718	5,721
Sunlake (3) (4)	Tampa, FL	110,000	Publix	4Q08	37,604	23,523	16,446	21,158
River Green	Canton, GA (Atlanta)	59,997	CVS (not owned)	2009 / 2010	10,803	8,811	2,956	7,847
Subtotal		190,997			$56,845	$37,038	$22,119	$34,727

Redevelopments / Expansions / Outparcels
Stanley Market Place	Stanley, NC	41,228	Food Lion	3Q07	$6,356	$5,979	$5,317	$1,039
Chapel Trail	Pembroke Pines, FL	51,703	LA Fitness	4Q07	11,463	11,463	9,746	1,717
Chestnut Square	Brevard, NC	14,550	Walgreen's	1Q08	5,401	5,251	2,334	3,067
Mariners Crossing - Outparcel	Spring Hill, FL (Tampa)	6,300	NA (outparcel)	2Q08	1,494	1,494	369	1,125
Mandarin Landing	Jacksonville, FL	54,500	Whole Foods	1Q09	8,208	8,058	2,665	5,542
Subtotal		168,281			$32,922	$32,245	$20,432	$12,490

Total Development Activity		359,278			$89,768	$69,284	$42,551	$47,217

Project notes

(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels / land and after construction cost reimbursements.
(3)	Being developed in a JV. Equity One funds all capital, on which it receives an 8% preferred return and receives 60% of residual cash flow.
(4)	Indicates a portion of this property is classified as held for sale as of June 30, 2007.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Jun 30, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing

Mortgage debt
Rosemeade	12/01/07	8.295%	$2,902	$2,947	0.25%
Mariners Crossing	03/01/08	7.080%	3,194	3,224	0.27%
Commonwealth	03/15/08	7.000%	2,303	2,374	0.20%
Pine Island/Ridge Plaza	07/01/08	6.910%	23,560	23,781	2.01%
North Port Shopping Center	02/08/09	6.650%	3,729	3,788	0.32%
Prosperity Centre	03/01/09	7.875%	4,966	5,193	0.42%
Ibis Shopping Center	09/01/09	6.730%	5,187	5,294	0.44%
Tamarac Town Square	10/01/09	9.190%	5,873	5,927	0.50%
Park Promenade	02/01/10	8.100%	6,060	6,100	0.52%
Skipper Palms	03/01/10	8.625%	3,436	3,456	0.29%
Jonathan's Landing	05/01/10	8.050%	2,773	2,793	0.24%
Bluff's Square	06/01/10	8.740%	9,760	9,815	0.83%
Kirkman Shoppes	06/01/10	8.740%	9,217	9,268	0.79%
Ross Plaza	06/01/10	8.740%	6,428	6,464	0.55%
Shoppes of Andros Isle	06/10/10	7.900%	6,341	6,419	0.54%
Boynton Plaza	07/01/10	8.030%	7,213	7,259	0.62%
Pointe Royale	07/15/10	7.950%	3,570	3,724	0.30%
Shops at Skylake	08/01/10	7.650%	13,228	13,453	1.13%
Parkwest Crossing	09/01/10	8.100%	4,556	4,584	0.39%
Spalding Village	09/01/10	8.190%	9,346	9,538	0.80%
Charlotte Square	02/01/11	9.190%	3,361	3,402	0.29%
Forest Village	04/01/11	7.270%	4,303	4,333	0.37%
Boca Village	05/01/11	7.200%	7,956	8,011	0.68%
MacLand Pointe	05/01/11	7.250%	5,620	5,659	0.48%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Jun 30, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing

Pine Ridge Square	05/01/11	7.020%	$7,039	$7,090	0.60%
Sawgrass Promenade	05/01/11	7.200%	7,956	8,011	0.68%
Presidential Markets	06/01/11	7.650%	26,394	26,561	2.25%
Lake Mary	11/01/11	7.250%	23,564	23,720	2.01%
Lake St. Charles	11/01/11	7.130%	3,717	3,743	0.32%
Belfair Towne Village	12/01/11	7.320%	10,634	10,755	0.91%
Marco Town Center	01/01/12	6.700%	8,142	8,236	0.69%
Riverside Square	03/01/12	9.190%	7,280	7,347	0.62%
Cashmere Corners	11/01/12	5.880%	4,855	4,916	0.41%
Eastwood	11/01/12	5.880%	5,785	5,857	0.49%
Meadows Shopping Center	11/01/12	5.870%	6,079	6,155	0.52%
Sparkleberry Square (2)	11/30/12	6.170%	6,315	6,389	0.54%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.64%
Midpoint Center	07/10/13	5.770%	6,634	6,714	0.57%
Buckhead Station	09/01/13	6.880%	27,616	-	2.35%
Alafaya Village	11/11/13	5.990%	4,061	4,090	0.35%
Summerlin Square	02/01/14	6.750%	2,844	3,010	0.24%
South Point	07/10/14	5.720%	8,108	8,198	0.69%
Bird Ludlum	02/15/15	7.680%	7,954	8,328	0.68%
Treasure Coast Plaza	04/01/15	8.000%	3,751	3,920	0.32%
Shoppes of Silverlakes	07/01/15	7.750%	2,184	2,280	0.19%
Grassland Crossing	12/01/16	7.870%	5,375	5,473	0.46%
Mableton Crossing	08/15/18	6.850%	3,795	3,852	0.32%
Sparkleberry Square (2)	06/30/20	6.750%	7,128	7,297	0.61%
BridgeMill	05/05/21	7.940%	8,932	9,033	0.76%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Jun 30, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing
Westport Plaza	08/24/23	7.490%	$4,628	$4,681	0.39%
Chastain Square	02/28/24	6.500%	3,550	3,608	0.30%
Daniel Village	02/28/24	6.500%	3,881	3,943	0.33%
Douglas Commons	02/28/24	6.500%	4,624	4,699	0.39%
Fairview Oaks	02/28/24	6.500%	4,376	4,447	0.37%
Madison Centre	02/28/24	6.500%	3,550	3,608	0.30%
Paulding Commons	02/28/24	6.500%	6,027	6,126	0.51%
Siegen Village	02/28/24	6.500%	3,922	3,985	0.33%
Wesley Chapel Crossing	02/28/24	6.500%	3,096	3,147	0.26%
Webster Plaza	08/15/24	8.070%	8,064	8,122	0.69%
Total mortgage debt (59 loans outstanding)		7.315%	$414,242	$391,647	35.32%
Net interest premium/(discount)		(wtd-avg interest rate)	11,500	10,463	0.98%
Total mortgage debt (including net interest premium/discount)			$425,742	$402,110	36.30%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Jun 30, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing

Unsecured senior notes payable
3.875% senior notes (3)	04/15/09	3.875%	$200,000	$200,000	17.05%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor + 0.4375%	(3,630)	(3,813)	(0.31%)
7.84% senior notes	01/23/12	7.840%	25,000	25,000	2.13%
5.375% senior notes	10/15/15	5.375%	120,000	120,000	10.23%
6.00% senior notes	09/15/16	6.000%	125,000	125,000	10.66%
6.25% senior notes	01/15/17	6.250%	125,000	125,000	10.66%
6.00% senior notes	09/15/17	6.000%	150,000	-	12.79%

Total unsecured senior notes payable	7.22	5.761%	$741,370	$591,187	63.22%
Net interest premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(353)	(141)	(0.03%)
Total unsecured senior notes payable (including net interest premium/discount)			$741,017	$591,046	63.19%

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09	5.770%	$6,000	$76,500	0.51%
$5MM City National Bank Unsecured	05/11/07	N/A	-	-	0.00%
Total revolving credit facilities			$6,000	$76,500	0.51%

Total debt			$1,161,612	$1,059,334	99.05%
Net interest premium/(discount)			11,147	10,322	0.95%
Total debt (including net interest premium/discount)			$1,172,759	$1,069,656	100.00%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Positive)	Baa3 (Positive)
S&P			BBB- (Positive)	BBB- (Positive)

(1)	The rate in effect on March 31, 2007
(2)	Sparkleberry Square is encumbered by two separate mortgages
(3)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on a six month LIBOR in arrears, plus 0.4375%. The indicated rate and the weighted rate for the unsecured notes does not reflect the effect of the interest rate swap.